UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported July 26, 2007)
August 6, 2007
ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
35980 Woodward Avenue, Suite 200
Bloomfield Hills, MI 48304

(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (248) 723-2223
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
Ecology Coatings, Inc., a Nevada corporation (the “Company”), is filing this Amendment No. 1 to its Current Report on Form 8-K, which was filed on July 30, 2007, to include a no disagreement letter from the Company’s former certifying accounting firm, Child, Van Wagoner & Bradshaw, PLLC, (“Child”) and to include certain additional information set forth below.
Item 4.01. Changes in Registrant’s Certifying Accountant.
In our Current Report of Form 8-K filed on July 30, 2007, we disclosed the effectiveness of the dismissal of our certifying accounting firm, Child, as of June 15, 2007.
We provided Child with a copy of our disclosures relating to their resignation as set forth in item 4.01 of our Form 8-K filed on July 30, 2007, and requested that they promptly furnish a letter stating whether or not it agreed with those disclosures. We are filing this Amendment to that Form 8-K to provide a copy of the letter received from Child, which is attached hereto as Exhibit 16.2 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit
Number	Description

16.2	Letter from Child, Van Wagoner & Bradshaw, PLLC, addressed to the Securities and Exchange Commission.

SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, Ecology Coatings, Inc., has duly caused this report to be signed on its behalf by the undersigned hereto
Date: August 7, 2007

ECOLOGY COATINGS, INC., A Nevada corporation

/s/ F. Thomas Krotine
By: F. Thomas Krotine
Title: CEO & President